Nippon Steel and U. S. Steel File Multiple Lawsuits in Response to Wrongful Interference with the Proposed Acquisition of U. S. Steel First lawsuit filed in U.S. Court of Appeals for the District of Columbia Circuit challenging violation of the Constitutional guarantee of due process and statutory procedural requirements, as well as unlawful political influence, and asking the court to set aside the CFIUS review process and President Biden’s blocking order Second lawsuit filed in U.S. District Court for the Western District of Pennsylvania against Cleveland-Cliffs, Cliffs’ CEO Lourenco Goncalves, and USW President David McCall for their illegal and coordinated actions aimed at preventing the transaction and attempting to undermine U. S. Steel’s ability to compete and Nippon Steel’s ability to provide American-made steel to American consumers Determined that these legal actions are the necessary path toward closing the transaction and delivering shared success for U. S. Steel employees, communities, shareholders, and customers Tokyo & Pittsburgh – January 6, 2025 – Nippon Steel Corporation ("Nippon Steel") (TSE: 5401), together with its wholly owned subsidiary Nippon Steel North America, Inc. (“NSNA”), and United States Steel Corporation ("U. S. Steel") (NYSE: X) (together with Nippon Steel, the “Companies”) today jointly filed two lawsuits to remedy the ongoing illegal interference with Nippon Steel’s acquisition of U. S. Steel (the “Transaction”). The Companies today commented on the litigation: “From the outset of the process, both Nippon Steel and U. S. Steel have engaged in good faith with all parties to underscore how the Transaction will enhance, not threaten, United States national security, including by revitalizing communities that rely on American steel, bolstering the American steel supply chain, and strengthening America’s domestic steel industry against the threat from China. Nippon Steel is the only partner both willing and able to make the necessary investments – including no less than $1 billion to Mon Valley Works and approximately $300 million to Gary Works as part of the $2.7 billion committed – to protect and grow U. S. Steel for the benefit of employees, the communities in which it operates, and the entire American steel industry. Today’s legal actions demonstrate Nippon Steel’s and U. S. Steel’s continued commitment to completing the Transaction – despite political interference with the CFIUS process and the racketeering and monopolistic conspiracies of Cleveland-Cliffs and USW President David McCall – for the benefit of all stakeholders, including U. S. Steel’s shareholders, who will receive the agreed upon $55.00 per share upon the Transaction closing. We remain confident that the Transaction is the best path forward to secure the future of U. S. Steel – and we will vigorously defend our rights to achieve this objective.” The litigation brought by the Companies will establish that: • President Biden ignored the rule of law to gain favor with the United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union (“USW”) and support his political agenda; • As a result of President Biden’s undue influence to advance his political agenda, the Committee on Foreign Investment in the United States (“CFIUS” or the “Committee”) failed to conduct a good faith, national security-focused regulatory review process, depriving Nippon Steel and U. S. Steel of their rightful opportunity for fair consideration of the Transaction; and • Cleveland-Cliffs Inc. (“Cliffs”), in collusion with the leadership of the USW, has sought to prevent the Transaction from closing and any party other than Cliffs from acquiring U. S. Steel, and to otherwise injure U. S. Steel’s ability to compete, all as part of a broader illegal campaign to monopolize the domestic steel markets. The litigation involves two cases: • First, U. S. Steel, Nippon Steel, and NSNA (in such capacity, collectively, the “Petitioners”) filed a petition (“Petition”) in the United States Court of Appeals for the District of Columbia Circuit (“Court”) challenging the violation by President Biden and CFIUS of the Petitioners’ constitutional due process and statutory rights; CFIUS’s failure to review the Transaction on national security grounds; and President Biden’s subsequent order (the “Order”) blocking it for purely political reasons which are irrelevant to, and are to the detriment of, United States national security. The Petition asks the Court to set aside the unlawful CFIUS review process and President Biden’s accompanying Order, and to instruct CFIUS to conduct a new review of the Transaction that is consistent with Petitioners’ due process rights and its own statutory obligations. • Second, U. S. Steel, Nippon Steel, and NSNA filed a complaint (“Complaint”) and motion for a preliminary injunction and for an expedited hearing in the United States District Court for the Western District of Pennsylvania against Cliffs, Cliffs’ CEO Lourenco Goncalves, and USW President David McCall for engaging in a coordinated series of anticompetitive and racketeering activities illegally designed to prevent any party other than Cliffs from acquiring U. S. Steel as part of an illegal campaign to monopolize critical domestic steel markets. The Complaint seeks an injunction preventing Cliffs, Mr. Goncalves, and Mr. McCall from engaging in further collusive and anticompetitive behavior, and to impose substantial monetary damages for their conduct. These legal actions are necessary to protect Nippon Steel’s and U. S. Steel’s right to proceed with their Transaction, free from illegal and improper political and anticompetitive interference. Given the obstruction thus far that prevented closing the Transaction, Nippon Steel and U. S. Steel intend to press ahead with both the Petition and Complaint as swiftly as practicable and are pursuing both cases on an expedited basis. Nippon Steel and U. S. Steel are confident that the Companies have strong cases and will rightfully close the Transaction and deliver $55.00 per share for U. S. Steel’s stockholders.

* * * * * Additional Detail Regarding the Litigation The CFIUS Petition As set forth in the Petition, President Biden’s Order is the culmination of a months-long campaign to subvert and exploit the United States’ national security apparatus for the purpose of keeping a promise made by the President and his advisors to the USW leadership, including Mr. McCall, who endorsed President Biden, and then Vice President Harris, in the November presidential election. The Petition details the core facts underlying the clear constitutional and statutory violations committed by President Biden and CFIUS, including that:  President Biden publicly announced his plan to block the Transaction in March 2024, which was before CFIUS even began its formal review, in order to curry favor with the USW leadership in Pennsylvania in his bid for reelection.  Senior USW leadership stated at the time that President Biden had “personal[ly] assur[ed]” them that he “has our backs” in opposing the Transaction. Less than one week after President Biden publicly announced his plan to block the Transaction, the USW endorsed him for reelection.  At an April 2024 campaign stop at the USW’s headquarters in Pittsburgh, President Biden said U. S. Steel “should remain a totally American company, American owned, American operated by American steelworkers.” He then offered a guarantee: “[T]hat’s going to happen. I promise you.”  The first time CFIUS formally identified any purported national security concerns was when it sent the Petitioners a 17-page letter – which was riddled with factual inaccuracies and parroted key talking points from USW leadership, including Mr. McCall – on the Saturday afternoon of Labor Day weekend, demanding a response only one business day later (notwithstanding the general regulatory requirement that parties be granted three business days to respond). While the Petitioners were working to meet that deadline, President Biden appeared at a campaign rally for Vice President Harris (who by then had replaced President Biden as the nominee) in Pittsburgh alongside Mr. McCall, during which Vice President Harris doubled down on President Biden’s position that U. S. Steel should remain “American owned and American operated.”  After a public uproar when it was rumored that President Biden was set to block the Transaction based on this maneuver, and following extensive advocacy from the Petitioners, CFIUS agreed to extend its review period, which meant the review and investigation would conclude after the U.S. presidential election. But in late September, President Biden confirmed that he had not “changed [his] mind” about blocking the Transaction, and, just a few days later, Vice President Harris confirmed her view that “U. S. Steel needs to remain a U.S. company.”

 In October, members of the Biden Administration – led by Ambassador Katherine Tai, the U.S. Trade Representative and a voting member of CFIUS – participated in a private tour and fireside chat with Cliffs CEO Goncalves and USW leadership at a Cliffs facility in Pittsburgh. During that event, Mr. Goncalves parroted President Biden’s promise that he “has the backs of the workers” – the same words President Biden had used in announcing and reiterating his opposition to the Transaction – and Ambassador Tai promised to continue her push for “worker-centered trade policy.” Then, less than a week before Election Day, President Biden appointed Mr. McCall to serve as an advisor to Ambassador Tai, the very same U.S. Trade Representative who had already cozied up to Cliffs and the USW, which was followed – the next day – by Mr. McCall’s USW expressing “confiden[ce] that our elected leaders will . . . take action to block this deal.”  Over the course of the fall, the Petitioners submitted three draft National Security Agreements (each, an “NSA”) to CFIUS in a good faith effort to address the Committee’s purported concerns. But the professional, non-partisan staff at CFIUS was told not to offer counterproposals and was not permitted even to engage in any substantive discussions about entering into such an agreement – even though counterproposals from government representatives and substantive discussions are routine in the CFIUS process. The Committee had the draft NSA for more than 90 days before referring the matter to President Biden, and during that time, the Petitioners never received a single written comment. It is clear that the review process was being manipulated so that its outcome would support President Biden’s predetermined decision. That cannot be, and is not, the due process to which parties before CFIUS are entitled.  Rather than allowing staff to engage, and with just nine days to go before their review deadline of December 23, CFIUS sent – again on a Saturday afternoon – another 27-page, error-riddled letter that did nothing but parrot implausible and inaccurate USW talking points.  Then, after a final listening-only, no-questions meeting with the Petitioners in December, which was attended by USW members who spoke in support of the Transaction, CFIUS referred the Transaction to President Biden, saying that the Committee was unable to reach a consensus recommendation. By making the referral, CFIUS enabled the President to live up to his promise to the USW and block the Transaction before leaving the White House.  The Petitioners submitted a fourth draft of their proposed NSA to President Biden and CFIUS on December 30, guaranteeing that production capacity at U. S. Steel’s facilities in Pennsylvania, Arkansas, Alabama, Indiana, and Texas would not be reduced for ten years without approval from CFIUS; allowing CFIUS to send an observer to U. S. Steel’s board of directors to monitor compliance with the NSA; and ensuring that U. S. Steel had sufficient resources to pursue trade actions against unfairly traded imports. Neither President Biden nor CFIUS responded to the Petitioners or otherwise addressed why these guarantees were insufficient to resolve their purported concerns. In short, rather than engaging in a good-faith, politically neutral review and investigation of the Transaction for national security concerns, CFIUS engaged in a process that was designed to reach a predetermined result: supporting President Biden’s political decision – made and announced in March without any consideration of national security – to block the Transaction to support his political agenda. The Petitioners have requested that this illegal and improper conduct be set aside on multiple legal grounds, including that President Biden and CFIUS have deprived the Petitioners of their rights to due process under the Fifth Amendment of the U.S. Constitution; violated the requirements of the Defense Production Act, the law that governs CFIUS reviews; and exceeded the limited authority vested in them by the Defense Production Act, which requires CFIUS and the President to make decisions based on national security considerations, not political ones. Moreover, Japan is a longstanding ally of the United States, and, in fact, no transaction involving a Japan-based company of any kind has ever been blocked by the President on national security grounds. Nor have other acquisitions of American steel facilities ever been blocked, even when the acquiring entities were located in countries that posed a direct national security threat to the United States, such as Russia. Nippon Steel and U. S. Steel are disappointed to see such a clear and improper exploitation of the country’s national security apparatus in an effort to help win an election and repay political favors. Nippon Steel and U. S. Steel are entitled to a fair process and have been left with no choice but to challenge the decision and the process leading to it in court. Nippon Steel and U. S. Steel continue to believe in the sanctity and fairness of the American legal system, which is why the Companies hope and believe the Petition will be reviewed impartially and will result in a just outcome. The Petition names as respondents Joseph R. Biden, in his official capacity as President of the United States, CFIUS, Janet L. Yellen, in her official capacity as Secretary of the Treasury and Chairperson of CFIUS, and Merrick B. Garland, in his official capacity as United States Attorney General. The Cliffs-Goncalves-McCall Complaint As set forth in the Complaint, U. S. Steel and Nippon Steel also believe that Cliffs, Mr. Goncalves, and Mr. McCall entered into an illegal agreement to subvert the Transaction in order to allow Cliffs to monopolize key North American steel markets critical to the American economy and its consumers. The illegal agreement is part of a “merge or murder” strategy by which Cliffs has sought to force an anticompetitive merger with U. S. Steel or severely weaken it as a competitor. The anticompetitive and unlawful actions were brazen and obvious – consisting of public lies, pressure tactics, and an illegal antitrust conspiracy – as detailed in the Complaint:  On July 28, 2023, Cliffs, led by Mr. Goncalves, made an unsolicited bid to buy U. S. Steel. Six days later, Cliffs attempted to bully U. S. Steel into a deal by informing U. S. Steel that Cliffs had reached an agreement with the USW to only endorse Cliffs’ bid and actively obstruct a transaction with anyone else.  After U. S. Steel announced that it would undertake a formal review process for bids, Cliffs and Mr. Goncalves repeatedly and falsely stated that the USW could legally veto a bid. This claim was confirmed to be false by a Board of Arbitration decision in September 2024.

 Cliffs’ bid – which consisted of 50% cash and 50% stock – was plainly inferior to Nippon Steel’s higher all-cash offer that posed none of the obvious antitrust concerns plaguing Cliffs’ bid. Of the more than 50 participants in the formal review process, Nippon Steel was the only buyer who committed to maintaining U. S. Steel as a standalone integrated steel company. Moreover, a merger with Nippon Steel promised an injection of innovation and capital that would immediately enhance U. S. Steel’s ability to compete with Cliffs and the vitality of the North American steel markets. On December 17, 2023, the U. S. Steel board unanimously approved the Transaction and announced it the next day.  After the Transaction was announced, Cliffs, Mr. Goncalves and Mr. McCall immediately launched a public smear campaign to undermine the deal and weaken U. S. Steel. Cliffs, Mr. Goncalves, and Mr. McCall made false statements that Nippon Steel would not honor its commitments to the USW, despite the fact that Nippon Steel promised to do so in written agreements enforceable not just by the USW, but the United States government as well. As Mr. McCall made clear in a February 2024 phone interview, “I want to kill this deal.” Mr. Goncalves falsely stated that U. S. Steel was anti-union, and other Cliffs executives falsely claimed that Nippon Steel would not invest in unionized plants, despite Nippon Steel’s public commitments to do so and its track record at other USW-represented facilities. Cliffs and Mr. Goncalves even trafficked in xenophobic stereotypes about foreign investors.  Mr. Goncalves repeatedly boasted of his improper influence over the CFIUS process, claiming responsibility for President Biden’s opposition (detailed in the Petition) to the Transaction and stating that, “[T]his is not going to be a process. CFIUS is just cover for a President to kill a deal.” Cliffs, Mr. Goncalves, and Mr. McCall also engaged in false and fraudulent statements intended to improperly influence the outcome of the CFIUS process and President Biden’s decision to block the Transaction.  Despite U. S. Steel stockholders’ overwhelming vote to approve the Transaction and despite the Board of Arbitration decision rejecting the USW’s challenge to it, Cliffs, Mr. Goncalves, and Mr. McCall persisted in their conspiracy to thwart the Transaction and force a deal with Cliffs. Mr. Goncalves continued to publicly denigrate the Transaction and state that Cliffs was the only possible buyer. For his part, Mr. McCall repeatedly stonewalled Nippon Steel’s outreach, even as pro-Transaction sentiment grew among USW members, and his public statements disingenuously implied engagement.  Cliffs’ anticompetitive and monopolistic goals have been evident throughout its smear campaign. To note just one example, Cliffs’ Senior Vice President of Finance told Cliffs’ investors that killing the Transaction would result in “less competition” and “one less competitor pushing down prices.” Mr. Goncalves himself has repeatedly made similar statements, bragging on a 2023FY earnings call that Cliffs was the sole U.S. supplier of certain electrical steel and stating: “[T]hat’s why we push prices up. We go until we can’t go no more.” If this illegal campaign succeeds, the American economy and American consumers will face significant harm as a result of a reduction in competition in key steel markets. The Complaint asserts antitrust claims under Sections 1 and 2 of the Sherman Act, violations of the Racketeer Influenced and Corrupt Organizations (RICO) Act, and tortious interference claims and seeks injunctions and substantial damages, which could amount to billions of dollars, against Cliffs, Mr. Goncalves, and Mr. McCall. ### *For more information about this acquisition, please refer to the press release on December 18, 2023. (Updated disclosure on December 19, 2023, April 15, 2024, May 3, 2024, May 30, 2024, and December 26, 2024) https://www.nipponsteel.com/common/secure/en/ir/library/pdf/20231218_100.pdf For inquiries, https://www.nipponsteel.com/en/contact/ and media@uss.com CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This press release contains information regarding U. S. Steel and Nippon Steel that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about trends, events or developments that we expect or anticipate will occur in the future, potential changes in the global economic environment, anticipated capital expenditures, the construction or operation of new or existing facilities or capabilities and the costs associated with such matters, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only U. S. Steel’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of U. S. Steel’s or Nippon Steel’s control and may differ, possibly materially, from the anticipated events indicated in these forward-looking statements. Management of U. S. Steel or Nippon Steel, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from U. S. Steel’s or Nippon Steel’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction, on a timely basis or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); risks arising from transaction-related litigation, either brought by or against the parties; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction and related litigation; certain restrictions during the pendency of the proposed transaction that may impact U. S. Steel’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of U. S. Steel’s common stock or Nippon Steel’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of U. S. Steel or Nippon Steel to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of U. S. Steel. U. S. Steel directs readers to its Form 10-K for the year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and the other documents it files with the SEC for other risks associated with U. S. Steel’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements.

Contacts NSC Contacts Media For inquiries, https://www.nipponsteel.com/en/contact/ Investors ir@jp.nipponsteel.com Yuichiro Kaneko / +81-80-9022-6867 / kaneko.yc3.yuichiro@jp.nipponsteel.com Yohei Kato / +81-80-2131-0188 / kato.rk5.yohei@jp.nipponsteel.com General Inquiries (U.S.) Nippon Steel North America, Inc. / +1 (713) 654 7111 U.S. Media Contacts NSCMedia@teneo.com Robert Mead / +1 (917) 327 9828 / Robert.Mead@teneo.com Jack Coster / +1 (207) 756 4586 / Jack.Coster@teneo.com U. S. Steel Contacts Media Corporate Communications T – 412-433-1300 E – media@uss.com Kelly Sullivan / Ed Trissel Joele Frank, Wilkinson Brimmer Katcher T – 212-355-4449 Investors Emily Chieng Investor Relations Officer T – (412) 618-9554 E – ecchieng@uss.com